UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 3, 2023

JELD-WEN HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38000	93-1273278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2645 Silver Crescent Drive
Charlotte, North Carolina 28273
(Address of principal executive offices) (Zip code)
Registrant's telephone number, including area code: (704) 378-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.01 per share)	JELD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
JELD-WEN Holding, Inc. (the “Company”) held its Annual Meeting of Stockholders (“Annual Meeting”) on May 3, 2023. There were 85,105,582 shares of common stock entitled to vote at the Annual Meeting and 73,842,170 shares were voted in person or by proxy (approximately 86.76% of shares entitled to vote). The final voting results for the matters submitted to a vote of stockholders were as follows:
Proposal No. 1 – Election of Directors
At the Annual Meeting, the Company’s stockholders elected the persons listed below for a one-year term expiring at the Company’s 2024 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified, or their earlier death, resignation or removal.

Directors	Votes Cast For	Votes Withheld	Broker Non-Votes
William J. Christensen	71,353,758	348,811	2,139,601
Catherine A. Halligan	70,291,827	1,410,742	2,139,601
Tracey I. Joubert	70,319,538	1,383,031	2,139,601
Cynthia G. Marshall	70,027,055	1,675,514	2,139,601
David G. Nord	71,252,638	449,931	2,139,601
Suzanne L. Stefany	70,640,015	1,062,554	2,139,601
Bruce M. Taten	69,895,285	1,807,284	2,139,601
Roderick C. Wendt	71,468,789	233,780	2,139,601
Steven E. Wynne	70,554,058	1,148,511	2,139,601
Proposal No. 2 – Non-Binding Advisory Vote on Executive Compensation
The Company’s stockholders approved the non-binding, advisory vote on the compensation paid to the Company’s named executive officers.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
67,198,997	4,479,579	23,993	2,139,601
Proposal No. 3 – Ratification of Independent Auditor
The Company’s stockholders ratified the appointment of PricewaterhouseCoopers, LLP as the Company’s independent auditor for 2023.

Votes Cast For	Votes Cast Against	Abstentions
73,400,844	402,857	38,469

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2023		JELD-WEN HOLDING, INC.

	By:	/s/ Roya Behnia
Roya Behnia
Executive Vice President, Chief Legal Officer and Corporate Affairs